Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended
	September 30, 2007	September 30, 2006
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$589	$603
Real Estate	204	242
Manufacturing	363	388
Other	15	15

Total Revenues	1,171	1,248

Costs and Expenses:
Cost of Goods Sold:
Timber	391	361
Real Estate	72	96
Manufacturing	349	353
Other	2	2

Total Cost of Goods Sold	814	812

Selling, General and Administrative	88	78

Total Costs and Expenses	902	890

Other Operating Income (Expense), net	—	2

Operating Income	269	360
Interest Expense, net	109	98

Income before Income Taxes	160	262
Provision (Benefit) for Income Taxes	(2)	16

Income From Continuing Operations	162	246
Gain on Sale of Properties, net of tax	2	—

Income Before Cumulative Effect of Accounting Change	164	246
Cumulative Effect of Accounting Change, net of tax	—	2

Net Income	$164	$248

Per Share Amounts:

Income From Continuing Operations per Share
- Basic	$0.93	$1.35
- Diluted	$0.92	$1.35

Net Income per Share
- Basic	$0.94	$1.36
- Diluted	$0.93	$1.36

Weighted Average Number of Shares Outstanding
- Basic	175.3	181.7
- Diluted	175.7	182.1

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	September 30, 2007	September 30, 2006
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$190	$196
Real Estate	94	129
Manufacturing	119	124
Other	4	5

Total Revenues	407	454

Costs and Expenses:
Cost of Goods Sold:
Timber	133	127
Real Estate	32	55
Manufacturing	113	113
Other	1	1

Total Cost of Goods Sold	279	296

Selling, General and Administrative	29	24

Total Costs and Expenses	308	320

Other Operating Income (Expense), net	(1)	—

Operating Income	98	134
Interest Expense, net	38	33

Income before Income Taxes	60	101
Provision for Income Taxes	1	9

Net Income	$59	$92

Per Share Amounts:

Net Income per Share
- Basic	$0.34	$0.51
- Diluted	$0.34	$0.51

Weighted Average Number of Shares Outstanding
- Basic	173.2	178.5
- Diluted	173.6	178.9

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2007	December 31, 2006
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$168	$273
Restricted Advance from Customer	—	4
Accounts Receivable	49	40
Like-Kind Exchange Funds Held in Escrow	13	—
Inventories	73	83
Deferred Tax Asset	7	7
Real Estate Development Properties	5	3
Assets Held for Sale	70	82
Other Current Assets	22	21

	407	513

Timber and Timberlands - Net	3,918	3,876
Property, Plant and Equipment - Net	202	216
Investment in Grantor Trusts	26	28
Other Assets	30	28

Total Assets	$4,583	$4,661

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$47	$125
Accounts Payable	48	42
Interest Payable	40	30
Wages Payable	19	27
Taxes Payable	28	24
Deferred Revenue	19	17
Other Current Liabilities	17	16

	218	281

Long-Term Debt	1,919	1,617
Line of Credit	514	581
Deferred Tax Liability	18	25
Other Liabilities	74	68

Total Liabilities	2,743	2,572

Commitments and Contingencies

STOCKHOLDERS' EQUITY
Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 172.3 at September 30, 2007, and 177.1 at December 31, 2006	2	2
Additional Paid-In Capital	2,201	2,190
Retained Earnings	156	214
Treasury Stock, at cost, Common Shares - 14.6 at September 30, 2007, and 9.5 at December 31, 2006	(509)	(307)
Accumulated Other Comprehensive Income (Loss)	(10)	(10)

Total Stockholders' Equity	1,840	2,089

Total Liabilities and Stockholders' Equity	$4,583	$4,661

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30, 2007	September 30, 2006
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$164	$248
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2007)	102	94
Basis of Real Estate Sold	45	66
Deferred Income Taxes	(7)	8
Gain on Sales of Properties and Other Assets	(2)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(13)	(10)
Other Working Capital Changes	18	18
Expenditures for Real Estate Development	(13)	(5)
Other	10	1

Net Cash Provided By Operating Activities	304	420

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(59)	(60)
Timberlands Acquired	(96)	(22)
Proceeds from Sales of Properties and Other Assets	3	1
Other	2	(4)

Net Cash Used In Investing Activities	(150)	(85)

Cash Flows From Financing Activities:
Dividends	(222)	(219)
Borrowings on Line of Credit	2,179	2,167
Repayments on Line of Credit	(2,246)	(2,144)
Repayment of Short-Term Debt	—	(50)
Proceeds from Issuance of Long-Term Debt	350	216
Principal Payments and Retirement of Long-Term Debt	(125)	(29)
Proceeds from Stock Option Exercises	7	6
Acquisition of Treasury Stock	(202)	(262)

Net Cash Used In Financing Activities	(259)	(315)

Increase (Decrease) In Cash and Cash Equivalents	(105)	20
Cash and Cash Equivalents:
Beginning of Period	273	369

End of Period	$168	$389

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	September 30, 2007	September 30, 2006
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$59	$92
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2007)	37	34
Basis of Real Estate Sold	22	43
Deferred Income Taxes	(2)	8
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	45	(30)
Other Working Capital Changes	32	24
Expenditures for Real Estate Development	(7)	(3)
Other	7	—

Net Cash Provided By Operating Activities	193	168

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(26)	(24)
Timberlands Acquired	(87)	(5)
Proceeds from Sales of Properties and Other Assets	1	—
Other	—	(1)

Net Cash Used In Investing Activities	(112)	(30)

Cash Flows From Financing Activities:
Dividends	(73)	(72)
Borrowings on Line of Credit	583	693
Repayments on Line of Credit	(414)	(691)
Principal Payments and Retirement of Long-Term Debt	(26)	—
Proceeds from Stock Option Exercises	1	3
Acquisition of Treasury Stock	(91)	(78)

Net Cash Used In Financing Activities	(20)	(145)

Increase (Decrease) In Cash and Cash Equivalents	61	(7)
Cash and Cash Equivalents:
Beginning of Period	107	396

End of Period	$168	$389

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Nine Months 2007	Nine Months 2006
	(In Millions)
Revenues:
Northern Resources	$264	$308
Southern Resources	374	358
Real Estate	204	242
Manufacturing	363	388
Other	15	15
Eliminations	(49)	(63)

Total Revenues	$1,171	$1,248

Operating Income (Loss)
Northern Resources	$41	$81
Southern Resources	126	136
Real Estate	129	143
Manufacturing	3	24
Other	13	13
Other Costs and Eliminations	(43)	(37)

Total Operating Income	$269	$360

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Third Quarter 2007	Third Quarter 2006
	(In Millions)
Revenues:
Northern Resources	$86	$106
Southern Resources	121	115
Real Estate	94	129
Manufacturing	119	124
Other	4	5
Eliminations	(17)	(25)

Total Revenues	$407	$454

Operating Income (Loss)
Northern Resources	$8	$25
Southern Resources	39	38
Real Estate	61	72
Manufacturing	2	6
Other	3	4
Other Costs and Eliminations	(15)	(11)

Total Operating Income	$98	$134

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2007				2006
		1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$32	$31	$31	$31	$35	$36	$33	$33	$34
Pulpwood	$/Ton Stumpage	$9	$9	$9	$9	$8	$8	$7	$8	$8

Northern Resources
Sawlog	$/Ton Delivered	$71	$76	$76	$74	$77	$78	$81	$74	$77
Pulpwood	$/Ton Delivered	$37	$38	$36	$37	$37	$37	$38	$37	$37

Lumber (1)	$/MBF	$390	$400	$405	$398	$467	$456	$410	$385	$431
Plywood (1)	$/MSF	$398	$407	$416	$407	$452	$455	$431	$407	$437
Fiberboard (1)	$/MSF	$490	$529	$542	$521	$445	$480	$518	$506	$486

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,681	1,691	1,639	5,011	1,749	1,685	1,548	1,629	6,611
Pulpwood	1,000 Tons	1,954	1,901	1,841	5,696	1,642	1,651	1,917	2,319	7,529

Total Harvest		3,635	3,592	3,480	10,707	3,391	3,336	3,465	3,948	14,140

Northern Resources
Sawlog	1,000 Tons	960	789	821	2,570	1,151	877	954	1,093	4,075
Pulpwood	1,000 Tons	819	527	635	1,981	766	517	734	725	2,742

Total Harvest		1,779	1,316	1,456	4,551	1,917	1,394	1,688	1,818	6,817

Lumber	MBF	95,265	95,701	82,217	273,183	99,367	97,059	93,925	86,880	377,231
Plywood	MSF	72,582	72,454	69,796	214,832	75,769	71,269	70,109	60,845	277,992
Fiberboard	MSF	64,872	65,938	64,039	194,849	69,076	70,411	63,698	51,502	254,687

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2007				2006
	1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	8,645	21,255	30,735	60,635	15,050	11,765	19,040	14,240	60,095
Large Non-strategic	—	—	—	—	—	—	—	—	—
Conservation	4,210	480	2,650	7,340	2,580	2,185	4,600	15,020	24,385
HBU/Recreation	3,750	8,695	10,400	22,845	3,095	7,225	7,875	4,575	22,770
Development Properties	45	595	890	1,530	1,075	645	1,970	635	4,325
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	16,650	31,025	44,675	92,350	21,800	21,820	33,485	34,470	111,575

Price per Acre
Small Non-strategic	$1,445	$1,295	$1,400	$1,370	$1,465	$1,270	$1,765	$1,730	$1,585
Large Non-strategic	—	—	—	—	—	—	—	—	—
Conservation	$1,740	$6,660	$2,150	$2,210	$2,085	$1,500	$3,865	$990	$1,695
HBU/Recreation	$4,300	$3,150	$3,675	$3,580	$5,310	$4,140	$3,775	$3,620	$4,070
Development Properties	$22,045	$21,260	$8,410	$13,795	$8,595	$5,295	$21,950	$14,995	$15,125
Conservation Easements	—	—	—	—	$1,300	—	$605	—	$885

Revenue, ($ millions)
Small Non-strategic	$13	$28	$43	$84	$22	$15	$33	$26	$96
Large Non-strategic	—	—	—	—	—	—	—	—	—
Conservation	$7	$3	$6	$16	$5	$3	$18	$15	$41
HBU/Recreation	$16	$27	$38	$81	$17	$30	$30	$16	$93
Development Properties	$1	$13	$7	$21	$9	$4	$43	$9	$65
Conservation Easements	—	—	—	—	$8	—	$5	—	$13

	$37	$71	$94	$202	$61	$52	$129	$66	$308

Proceeds from Joint Ventures(1)	$2	—	—	$2	—	—	—	—	—

Basis of Real Estate Sold	$9	$14	$22	$45	$10	$13	$43	$19	$85
($ millions)

(1)	Not reflected in the Land Sale Statistics (Acres Sold, Price per Acre and Revenue)